Lease Obligations	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Lease Obligations
Lease Obligations
The Company leases drilling rights under agreements which expire at various times. The following represents the future minimum lease payments under the agreements as of December 31, 2015:

(in thousands)
2016	$17,288
2017	5,286
2018	566
2019	438
2020 and thereafter	—
Total future minimum lease payments	$23,578

These lease payments are included as leasehold payable in the accompanying consolidated balance sheets.
Additionally, the Company has leased drilling rights under agreements which specify additional payments due in the event that the Company does not meet predetermined criteria within a specified period of time. The Company could be required to pay up to approximately $0.5 million, of which, $0.2 million would be due in 2016 under these agreements.